                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.4


CASE NAME: EOTT ENERGY PARTNERS, L.P., ET AL               CASE NUMBER: 02-21730


                    COMPARATIVE BALANCE SHEETS (in thousands)

=================================================================================================================================
                                           SEPTEMBER       OCTOBER       NOVEMBER     DECEMBER     JANUARY    FEBRUARY    MARCH
ASSETS                                    30, 2002(1)      31, 2002      30, 2002     31, 2002    31, 2003    28, 2003   31, 2003
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Cash and Short Term Investments             $   3,669     $  45,640     $  45,743        $ -         $ -         $ -       $ -
---------------------------------------------------------------------------------------------------------------------------------
Trade Accounts Receivable, net of
  allowance                                   372,504       363,181       318,592          -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------
Insurance Receivable                            8,063         8,506         8,340          -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------
Inventories                                    19,492        23,238        28,010          -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------
Other Current Assets                           35,626        36,488        39,637          -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        $ 439,354     $ 477,053     $ 440,322        $ -         $ -         $ -       $ -
=================================================================================================================================
Property, Plant & Equip @ Cost              $ 671,351     $ 671,980     $ 672,073        $ -         $ -         $ -       $ -
---------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                (208,542)     (211,610)     (214,585)         -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------
Net Book Value of PP&E                      $ 462,809     $ 460,370     $ 457,488        $ -         $ -         $ -       $ -
---------------------------------------------------------------------------------------------------------------------------------
Other Assets:
---------------------------------------------------------------------------------------------------------------------------------
  Goodwill                                      7,436         7,436         7,436          -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------
  Deferred Financing and Other Charges         11,309        11,684        11,470          -           -           -         -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                            $ 920,908     $ 956,543     $ 916,716        $ -         $ -         $ -       $ -
=================================================================================================================================

                        MOR-2

NOTES:
------
(1) The Debtors filed for Chapter 11 protection on October 8, 2002. Due to the nature of the Debtors' business, the best available financial information is as of September 30, 2002 as opposed to the filing date.

                                                                    EXHIBIT 99.4


CASE NAME: EOTT ENERGY PARTNERS, L.P., ET AL               CASE NUMBER: 02-21730


                    COMPARATIVE BALANCE SHEETS (in thousands)

===============================================================================================================================
LIABILITIES & OWNER'S                      September     October      November     December    January     February      March
EQUITY                                    30, 2002(1)   31, 2002      30, 2002     31, 2002    31, 2003    28, 2003    31, 2003
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------------
  POST-PETITION LIABILITIES (MOR-4)        $       -    $ 591,239     $ 555,461      $ -         $ -         $ -         $ -
===============================================================================================================================
  PRE-PETITION LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------------
Trade Payable                              $ 171,276    $      68     $     883      $ -         $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------------------------------
Division Order Payable                       170,330            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Expense (Vendor) Payable                       6,856        7,689         6,642        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Suspense Payables (unliquidated)              20,886       20,229        18,581        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Severance & Other Taxes                        3,835            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Accrued Ad Valorem/Franchise Taxes             7,171            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Other Current Liabilities                     59,461       35,611        36,820        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Payable to Enron Corp & Affiliates            39,346       37,061        35,940        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Additional Liability to Enron                 15,829       15,829        15,829        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Working Capital Facility                      32,000            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement                          75,000            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Receivable Financing                          50,000            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Interest Payable                              17,384       12,925        13,481        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
11% Senior Notes                             235,000      235,000       235,000        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
Other Long Term Liabilities                   10,205            -             -        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES             $ 914,579    $ 364,412     $ 363,176      $ -         $ -         $ -         $ -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          $ 914,579    $ 955,651     $ 918,637      $ -         $ -         $ -         $ -
===============================================================================================================================
OWNER'S EQUITY (DEFICIT):
-------------------------------------------------------------------------------------------------------------------------------
PARTNERS CAPITAL: Filing Date(2)               6,329        6,329         6,329        -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
PARTNERS CAPITAL: Post Filing Date                 -       (5,437)       (8,250)       -           -           -           -
-------------------------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)           $   6,329    $     892     $  (1,921)     $ -         $ -         $ -         $ -
===============================================================================================================================
TOTAL LIABILITIES &
OWNER'S EQUITY                             $ 920,908    $ 956,543     $ 916,716      $ -         $ -         $ -         $ -
===============================================================================================================================

                      MOR-3

NOTES:
------
(1) The Debtors filed for Chapter 11 protection on October 8, 2002. Due to the nature of the Debtors' business, the best available financial information is as of September 30, 2002 as opposed to the filing date.

(2) Includes Additional Partners' Interests of $9.3 million.